OPPENHEIMER REVENUE WEIGHTED ETF TRUST

OPPENHEIMER LARGE CAP REVENUE ETF

Supplement dated December 18, 2015 to the Summary Prospectus dated November 3, 2015, as supplemented

This Supplement to the Summary Prospectus supersedes and replaces the Supplement to the Summary Prospectus dated December 10, 2015.

Effective December 18, 2015, the RevenueShares ETF Trust changed its name to the Oppenheimer Revenue Weighted ETF Trust. Therefore, all references to “RevenueShares ETF Trust” are hereby replaced with “Oppenheimer Revenue Weighted ETF Trust.”

Effective December 18, 2015, all references to the Fund’s “Prior Fund Name” and “Prior CUSIP” are hereby replaced with the corresponding “New Fund Name” and “New CUSIP,” respectively, as set forth below:

Ticker	Prior Fund Name	New Fund Name	Prior CUSIP	New CUSIP
RWL	RevenueShares Large Cap Fund	Oppenheimer Large Cap Revenue ETF	761396100	68386C 104

Please retain this Supplement with your Summary Prospectus for future reference.